Exhibit 10.4

AMENDMENT NO. 2 TO PROCESS DEVELOPMENT AGREEMENT

This AMENDMENT NO. 2 TO PROCESS DEVELOPMENT AGREEMENT (this “Amendment”) is effective as of this 3rd day of June, 2021 (the “Amendment Effective Date”), and is entered into by and between Tyligand Bioscience (Shanghai) Limited, having its registered office at 3728 Jinke Road, Building 1 West Wing, ZhangJiang Hitech Park, Shanghai, China (“Tyligand”) and Context Therapeutics LLC, a Delaware limited liability company having its registered office at 3675 Market Street, Suite 200, Philadelphia, PA 19104 (“Context”). Tyligand and Context are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Tyligand and Context entered into that certain Process Development Agreement, effective as of the 6th of March 2020, as amended by Amendment No. 1 effective as of the 6th of March 2021 (as amended, the “Development Agreement”), which outlines the rights and obligations of Tyligand and Context with respect to the conduct of certain services to be performed by Tyligand;

WHEREAS, the Parties wish to enter into this Amendment in order to amend certain provisions therein in accordance with the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meaning ascribed to each of them as defined herein and, if not defined herein, shall have the meaning ascribed to each of them in the Development Agreement.

2. Amendment to Term of Development Agreement. Entered into as of the Amendment Effective Date, the reference to “fifteen (15) months” in Section 10.1 of the Development Agreement is hereby be amended and restated to instead be “seventeen (17) months”.

3. Entire Agreement. Each Party acknowledges that this Amendment, together with the Development Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof.

4. Full Force and Effect. Except as expressly amended hereby, all of the other terms and conditions of the Development Agreement shall remain unchanged and in full force and effect in accordance with their original terms.

5. Authority. Each Party hereby represents and warrants that is has full power and authority to enter into this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have each caused a duly authorized representative to execute this Amendment as of the Amendment Effective Date.

CONTEXT:	TYLIGAND:

Context Therapeutics LLC	Tyligand Bioscience (Shanghai) Limited

By: /s/ Alex Levit	By: /s/ Tony Y. Zhang

Name: Alex Levit	Name: Tony Y. Zhang

Title: Chief Legal Officer	Title: CEO

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